EXHIBIT 99.8

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

May 23, 2016

RWT Holdings, Inc.

Sequoia Residential Funding Inc.
One Belvedere Place, Suite 300
Mill Valley, California 94941

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by RWT Holdings, Inc. and Sequoia Residential Funding Inc. (collectively, the “Company”) and Credit Suisse Securities (USA) LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in conjunction with the proposed offering of Sequoia Mortgage Trust 2016-1, Mortgage Pass-Through Certificates, Series 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of the Company provided us with a computer-generated mortgage loan listing with respect to (i) 343 mortgage loans (the “Initial Mortgage Listing File”) on May 6, 2016 and (ii) 152 mortgage loans (the “Subsequent Mortgage Listing File”) on May 16, 2016. At your instruction, we randomly selected (i) 172 mortgage loans (the “Initial Sample Loans”) from the Initial Mortgage Listing File and (ii) 76 mortgage loans (the “Upsized Sample Loans” and, together with the Initial Sample Loans, the “Sample Loans”) from the Subsequent Mortgage Listing File.

Further, at the instruction of the Company, we accessed the “Company Website” (https://redwoodtrust.account.box.com) on (i) May 9, 2016 and obtained a computer-generated mortgage loan data file and related record layout containing 343 mortgage loans (the “Initial Data File”) and (ii) May 17, 2016 and obtained an additional computer-generated mortgage loan data file and related record layout containing 494 mortgage loans (the “Subsequent Data File”).

At the instruction of the Company, we performed certain comparisons and recomputations relating to certain mortgage loan characteristics (the “Characteristics”) for each of the (i) Initial Sample Loans set forth on the Initial Data File and (ii) Upsized Sample Loans set forth on the Subsequent Data File and indicated below.

Characteristics

1.   Loan number (for identification purposes only)

2.   Original principal balance

3.   Initial interest rate

4.   Monthly principal and interest payment

5.   First payment date

6.   Maturity date

7.   Original term to maturity

8.   State

9.   Zip code

10. Prepayment penalty term

11. Interest only term

12. Occupancy status

13. Property type

14. Appraised value

15. Sales price (if applicable)

16. Loan purpose

17. Junior lien balance

18. Original loan-to-value ratio

19. Combined loan-to-value ratio

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from the respective Fixed Rate Note (the “Note”); Characteristic 10. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 11. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristic 12. to the Residential Loan Application (the “Application”); Characteristics 13. and 14. to the Uniform Residential Appraisal Report (the “Appraisal Report”) or “Appraisal Field Review Report” (as determined below); Characteristics 15. and 16., for those Sample Loans for which the loan purpose on the Initial Data File or Subsequent Data File, as applicable, indicates a “First Time Home Purchase” or “Other-than-first-time Home Purchase,” to the “Settlement Statement;” and Characteristic 17. to the Junior Lien Note, Subordination Agreement, Settlement Statement, Title, Request for Verification of Rent or Mortgage Account or Underwriting Summary (collectively, the “Junior Lien Summary”).

Further, with respect to Characteristic 16., for those Sample Loans for which the loan purpose is indicated on the Initial Data File or Subsequent Data File, as applicable, as a “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi-purpose/Unknown Purpose,” we recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose is (a) a “Cash Out: Other/Multi-purpose/Unknown Purpose” if the Amount to the Borrower is greater than 1% of the original principal balance (as set forth on the Note) and (b) a “Rate/Term Refinance - Borrower Initiated” to the extent that it was not.

With respect to Characteristic 18., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “purchase” (as derived from the Settlement Statement), the lesser of (i) the appraised value (as described below) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi-purpose/Unknown Purpose” (as determined above), the appraised value (as described below).

With respect to Characteristic 19., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the junior lien balance, if any (as set forth on the Junior Lien Summary) by either (b) in the case of a “purchase” (as derived from the Settlement Statement), the lesser of (x) the appraised value (as described below) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi-purpose/Unknown Purpose” (as determined above), the appraised value (as described below).

2

At your instruction, for purposes of each of the comparisons described above:

•	with respect to Characteristic 4., differences of $0.01 or less are noted to be “in agreement;”

•	with respect to Characteristic 13., a property type indicated on the Initial Data File or Subsequent Data File, as applicable, as “dPUD (PUD with “de minimus” monthly HOA dues)” or “PUD (Only for use with Single-Family Detached Homes with PUD riders)” and “PUD” (as indicated on the Appraisal Report) are noted to be “in agreement;”

•	with respect to our comparison of Characteristics 13. and 14. and for the recalculations of Characteristics 18. and 19., for those Sample Loans for which the Company provided us with (i) more than one Appraisal Report, each noting an appraisal date less than 120 days from the origination date (as set forth on the Note), we were instructed to use the Appraisal Report with the lowest appraised value, (ii) an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the disbursement date (as set forth on the Settlement Statement) for those Sample Loans with a loan purpose of “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi- purpose/Unknown Purpose” (as determined above), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the sum of (x) the prior sales price (as set forth on the Appraisal Report) and (y) any applicable improvements (as set forth on the “Invoice” or the “Renewal and Extension Exhibit”), or (iii) an Appraisal Report and an Appraisal Field Review Report, we were instructed (x) for those Sample Loans with a loan purpose of “purchase” (as derived from the Settlement Statement), to use the appraised value (as set forth on the Appraisal Field Review Report) when the difference between the appraised value (set forth on the Appraisal Report) and the appraised value (set forth on the Appraisal Field Review Report) is greater than 10% of the appraised value (set forth on the Appraisal Report) and the appraised value (as set forth on the Appraisal Report) to the extent it is not and (y) for those Sample Loans with a loan purpose of “Rate/Term Refinance - Borrower Initiated” or “Cash Out: Other/Multi- purpose/Unknown Purpose” (as determined above), to use the appraised value (as set forth on the Appraisal Field Review Report) when the difference between the appraised value (set forth on the Appraisal Report) and the appraised value (set forth on the Appraisal Field Review Report) is greater than 5% of the appraised value (set forth on the Appraisal Report) and the appraised value (as set forth on the Appraisal Report) to the extent it is not;

•	with respect to Characteristic 16., a loan purpose indicated on the Initial Data File or Subsequent Data File, as applicable, as “First Time Home Purchase” or “Other-than-first-time Home Purchase” and “purchase” (as derived from the Settlement Statement) are noted to be “in agreement;”

•	with respect to Characteristic 18., differences of 0.01% or less are noted to be “in agreement,” except to the extent that the Initial Data File or Subsequent Data File, as applicable, noted an original loan-to-value ratio less than or equal to 80.00% and our recomputed original loan-to-value ratio was greater than 80.00%; and

•	with respect to Characteristic 19., differences of 0.01% or less are noted to be “in agreement,” except to the extent that the Initial Data File or Subsequent Date Fila, as applicable, noted a combined loan-to-value ratio less than or equal to 100.00% and our recomputed combined loan-to-value ratio was greater than 100.00%.

3

The mortgage loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Data File or Subsequent Data File, as applicable, were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans or underlying documentation underlying the Initial Data File, Subsequent Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Initial Data File and Subsequent Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

4

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

5

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 23, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in first payment date.
2	One difference in maturity date.
3	Two differences in prepayment penalty term.
4	Five differences in property type.
5	Two differences in appraised value.
6	One difference in sales price.
7	Two differences in original loan-to-value ratio.
8	Three differences in combined loan-to-value ratio.
9	One difference in junior lien balance

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 23, 2016

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Initial Data File	Characteristic set forth on the Loan Documents

1	406056845	First payment date	01/01/2016	03/01/2016
2	406056845	Maturity date	12/01/2045	02/01/2046
3	406059928	Prepayment penalty term	0 months	36 months
3	406060437	Prepayment penalty term	0 months	36 months
4	406059692	Property type	Single Family Detached (non-PUD)	PUD
4	406060875	Property type	Single Family Detached (non-PUD)	PUD
4	406060363	Property type	PUD	Condo, Low Rise
5	406056845	Appraised value	$771,000.00	$918,000.00
6	406060343	Sales price	$885,000.00	$872,500.00
7	406056845	Original loan-to-value ratio	77.82%	65.36%
8	406056845	Combined loan-to-value ratio	77.82%	65.36%

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Subsequent Data File	Characteristic set forth on the Loan Documents

4	406061216	Property type	Single Family Detached (Non-PUD)	PUD
4	406062013	Property type	PUD	Single Family Detached (Non-PUD)
5	406062004	Appraised value	$4,000,000.00	$3,900,000.00
7	406062004	Original loan-to-value ratio	50.00%	51.28%
8	406062004	Combined loan-to-value ratio	50.00%	51.28%
8	406061934	Combined loan-to-value ratio	75.00%	74.83%
9	406061934	Junior lien balance	$158,800.00	$156,837.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.